UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

CORPORATE BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust

President and Chief Executive Officer

January 31, 2019

II	Western Asset Corporate Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

The Federal Reserve Board (the “Fed”)ii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ....”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Corporate Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, securities that we determined to be of comparable credit quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers.

The Fund may invest in securities of any maturity or durationi. The Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers for which the Fund has not implemented a currency hedge.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policies. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western

Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted weak results over the twelve-month reporting period ended December 31, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by a number of factors, including generally solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)ii, concerns over a global trade war, geopolitical issues and, more recently, a partial shutdown of the U.S. government.

Both short- and long-term U.S. Treasury yields moved higher and the yield curveiii flattened during the reporting period. The yield for the two-year Treasury note began the

Western Asset Corporate Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

reporting period at 1.89% — the low for the period — and ended the period at 2.48%. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.69%. The peak for the period of 3.24% took place on November 8, 2018.

All told, the overall credit market, as represented by the Bloomberg Barclays U.S. Credit Index (the “Index”)iv, returned -2.11% during the twelve months ended December 31, 2018. Over the same period, the overall bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexv, returned 0.01%. As measured by the Index, lower-rated BBB-rated bonds and highly-rated AAA-rated securities returned -2.92% and 0.90%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to securities rated BB and B, while increasing the Fund’s exposure to securities rated A and BBB. From a sector allocation perspective, we reduced the Fund’s exposure to the Information Technology (“IT”) and Consumer Cyclical1 sectors and increased its exposure to the Financials (largely banking and insurance), and Energy sectors. Towards the end of the reporting period, we also more explicitly pared the Fund’s overall risk exposure by increasing its allocation to U.S. Treasuries.

During the reporting period, U.S. Treasury futures and interest rate swaps were used to manage the Fund’s duration and yield curve positioning. Collectively, these instruments modestly detracted from performance. High-yield index credit default swaps (CDX) and credit default swaps on corporate issues, were used to manage the Fund’s credit exposure, a small contributor to results. Foreign exchange forwards, which were used to manage the Fund’s currency exposure, modestly contributed to performance. Finally, equity put options, used as a macro hedge for the portfolio, were a small detractor from returns.

Performance review

For the twelve months ended December 31, 2018, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned -3.66%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned -2.11% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average2 returned -2.55% over the same time frame.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 269 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Corporate Bond Fund 2018 Annual Report

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	0.21%	-3.66%
Class C	-0.14%	-4.29%
Class C1[1]	0.00%	-4.02%
Class I	0.43%	-3.27%
Class P	0.13%	-3.74%
Bloomberg Barclays U.S. Credit Index	0.90%	-2.11%
Lipper Corporate Debt Funds BBB-Rated Category Average[2]	0.36%	-2.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2018 for Class A, Class C, Class C1, Class I and Class P shares were 3.88%, 3.37%, 3.71%, 4.23% and 3.91%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A shares would have been 3.86%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class I and Class P shares were 0.94%, 1.64%, 1.39%, 0.63%, and 1.12%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, the Fund’s holdings in the Consumer

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 274 funds for the six-month period and among the 269 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Corporate Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

Non-Cyclical1, Utilities, Energy and Consumer Cyclical sectors added the most value. Within Consumer Non-Cyclical, an underweight to the underperforming Food & Beverage subsector was beneficial, as were the Fund’s selection within Health Care and Pharmaceuticals. Specifically, holdings such as Bausch Health (formerly Valeant) and HCA Healthcare, Inc. performed well due to an improved fundamental backdrop and execution on liability reduction. Within the Utilities sector, the Fund’s positions in FirstEnergy performed well as the company exited the merchant generation business (FirstEnergy Solutions) and converted to a fully regulated business model. On the back of this move the company was also upgraded to investment grade by Standard & Poor’s towards the end of the reporting period. Within the Energy sector, several of the Fund’s overweight positions added value as they continued to demonstrate prudent balance sheet management. In addition, an overweight to Williams Companies provided a boost as the issuer was upgraded to investment-grade from high-yield during the reporting period. Within the Consumer Cyclical sector, an underweight to Ford Motor Co., which lagged the sector on higher raw input costs and a less favorable product mix, was additive to returns.

Having underweight positions in several underperforming sectors was beneficial for results. In particular, an underweight to the underperforming Consumer Cyclical sector and an out-of-benchmark allocation to non-agency residential mortgage-backed securities were the most additive for results. An allocation to U.S. Treasury securities was also positive for performance as 2018 on the whole was a risk-off year (credit generated negative excess returns versus duration matched treasuries).

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its quality biases. In particular, an overweight to lower quality securities was not rewarded as bonds rated BBB underperformed their higher rated counterparts in what was an overall risk-off and volatile period. An allocation to high-yield corporate bonds, which initially benefited performance in the first three quarters of the reporting period, sold off considerably in the fourth quarter in sympathy with lower rated investment-grade credit.

Sector allocation was negative for performance overall. An overweight to the Energy sector, while initially a strong performer, ultimately detracted from results as oil traded down substantially during the fourth quarter of 2018. An underweight to outperforming non-corporates was also a headwind as they held up relatively well given the higher quality bias.

In terms of security selection, the Fund’s emerging market holdings, including the Fund’s positions in Argentina, detracted from performance. A crisis of confidence around Argentina’s economic policymaking and mixed signals by the country’s central bank precipitated a sustained depreciation of the Argentinian peso. The decline of its currency and a generally weaker economic backdrop impacted the valuations of both Argentina’s local and U.S. dollar-denominated debt. Elsewhere, the Fund’s

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

4	Western Asset Corporate Bond Fund 2018 Annual Report

holdings in the Banking subsector and Capital Goods1 sector detracted from performance. Within the Banking subsector, an overweight to European banks, such as Intesa San Paolo was negative for results as they were dragged down by Brexit and Italian budget headlines. Within the U.S. bank space, an overweight to longer dated bonds was not rewarded, as they underperformed their shorter dated counterparts. Within the Capital Goods sector, an overweight to General Electric Co. also detracted from performance. The company’s bonds traded down on weaker than expected earnings, concerns about the profitability of its power business, the size of liabilities related to its legacy insurance contracts, and forced selling due to downgrades.

Thank you for your investment in Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: The Fund is subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. High yield bonds, also known as “junk” bonds, possess greater price volatility, illiquidity and possibility of default than higher grade bonds. Foreign investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 35 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Financials (27.9%), Energy (13.1%), Health Care (11.4%), Communication Services (8.8%) and Industrials (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

Western Asset Corporate Bond Fund 2018 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

6	Western Asset Corporate Bond Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Corporate Bond Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.21%	$1,000.00	$1,002.10	0.95%	$4.79	Class A	5.00%	$1,000.00	$1,020.42	0.95%	$4.84
Class C	-0.14	1,000.00	998.60	1.63	8.21	Class C	5.00	1,000.00	1,016.99	1.63	8.29
Class C1	0.00	1,000.00	1,000.00	1.33	6.70	Class C1	5.00	1,000.00	1,018.50	1.33	6.77
Class I	0.43	1,000.00	1,004.30	0.69	3.49	Class I	5.00	1,000.00	1,021.73	0.69	3.52
Class P	0.13	1,000.00	1,001.30	1.10	5.55	Class P	5.00	1,000.00	1,019.66	1.10	5.60

8	Western Asset Corporate Bond Fund 2018 Annual Report

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Corporate Bond Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class I	Class P
Twelve Months Ended 12/31/18	-3.66%	-4.29%	-4.02%	-3.27%	-3.74%
Five Years Ended 12/31/18	3.65	2.92	3.18	3.98	3.49
Ten Years Ended 12/31/18	7.98	N/A	7.40	8.36	N/A
Inception* through 12/31/18	—	2.69	—	—	6.60

With sales charges[2]	Class A	Class C	Class C1[3]	Class I	Class P
Twelve Months Ended 12/31/18	-7.75%	-5.22%	-4.95%	-3.27%	-3.74%
Five Years Ended 12/31/18	2.75	2.92	3.18	3.98	3.49
Ten Years Ended 12/31/18	7.52	N/A	7.40	8.36	N/A
Inception* through 12/31/18	—	2.69	—	—	6.60

Cumulative total returns
Without sales charges[1]
Class A (12/31/08 through 12/31/18)	115.46%
Class C (Inception date of 8/1/12 through 12/31/18)	18.55
Class C1[3] (12/31/08 through 12/31/18)	104.22
Class I (12/31/08 through 12/31/18)	123.17
Class P (Inception date of 7/7/09 through 12/31/18)	83.37

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1, I and P shares are November 6, 1992, August 1, 2012, February 26, 1993, February 7, 1996 and July 7, 2009, respectively.

10	Western Asset Corporate Bond Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Corporate Bond Fund vs. Bloomberg Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Corporate Bond Fund on December 31, 2008, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Credit Index and the Lipper Corporate Debt Funds BBB-Rated Category Average. The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Corporate Bond Fund 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Credit Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Corp. Bond	— Western Asset Corporate Bond Fund

12	Western Asset Corporate Bond Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Credit Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2018 Annual Report	13

Schedule of investments

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 86.8%
Communication Services — 8.7%
Diversified Telecommunication Services — 3.9%
AT&T Inc., Senior Notes	4.450%	4/1/24	420,000	$427,444
AT&T Inc., Senior Notes	4.300%	2/15/30	510,000	482,988
AT&T Inc., Senior Notes	4.500%	5/15/35	1,020,000	918,317
AT&T Inc., Senior Notes	6.350%	3/15/40	100,000	107,554
AT&T Inc., Senior Notes	5.350%	9/1/40	9,000	8,771
AT&T Inc., Senior Notes	5.550%	8/15/41	560,000	550,814
AT&T Inc., Senior Notes	4.800%	6/15/44	490,000	440,730
AT&T Inc., Senior Notes	4.500%	3/9/48	806,000	692,304	(a)
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 1.180%)	3.956%	6/12/24	1,760,000	1,708,429	(b)
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	255,000	345,555
Deutsche Telekom International Finance BV, Senior Notes	2.485%	9/19/23	2,230,000	2,108,040	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	310,000	402,100
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	460,000	441,600
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	260,000	259,514
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,340,000	1,278,025	(a)
Telefonica Emisiones SA, Senior Notes	4.103%	3/8/27	1,320,000	1,270,165
Telefonica Emisiones SA, Senior Notes	4.665%	3/6/38	230,000	208,691
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	500,000	459,314
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	1,305,000	1,312,946
Verizon Communications Inc., Senior Notes	4.272%	1/15/36	3,840,000	3,596,667
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	190,000	168,288
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	1,120,000	1,053,882
Total Diversified Telecommunication Services				18,242,138
Media — 3.5%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	70,000	85,335
21st Century Fox America Inc., Senior Notes	6.400%	12/15/35	90,000	112,591
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	160,000	211,300
21st Century Fox America Inc., Senior Notes	5.400%	10/1/43	690,000	799,174
21st Century Fox America Inc., Senior Notes	4.950%	10/15/45	30,000	33,018
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,230,000	1,148,697	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.750%	2/15/28	1,070,000	969,764
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	40,000	37,751
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	490,000	445,556

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	870,000	$817,461
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	529,000	643,027
Comcast Corp., Senior Notes	3.150%	3/1/26	1,390,000	1,331,235
Comcast Corp., Senior Notes	3.150%	2/15/28	1,690,000	1,589,077
Comcast Corp., Senior Notes	4.250%	10/15/30	1,050,000	1,063,318
Comcast Corp., Senior Notes	4.200%	8/15/34	100,000	96,583
Comcast Corp., Senior Notes	4.600%	10/15/38	630,000	637,377
Comcast Corp., Senior Notes	3.969%	11/1/47	200,000	179,210
Comcast Corp., Senior Notes	4.700%	10/15/48	740,000	749,838
Comcast Corp., Senior Notes	4.950%	10/15/58	690,000	703,325
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	220,567
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	610,000	627,683
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,030,000	1,119,566
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	910,000	1,111,891
UBM PLC, Senior Notes	5.750%	11/3/20	745,000	763,304	(a)
Warner Media LLC, Senior Notes	3.800%	2/15/27	830,000	780,128
Total Media				16,276,776
Wireless Telecommunication Services — 1.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	3,616,250	3,580,087	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	500,000	485,957
Vodafone Group PLC, Senior Notes	6.150%	2/27/37	370,000	388,877
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	1,440,000	1,356,818
Total Wireless Telecommunication Services				5,811,739
Total Communication Services				40,330,653
Consumer Discretionary — 4.1%
Auto Components — 0.1%
ZF North America Capital Inc., Senior Notes	4.000%	4/29/20	620,000	617,386	(a)
Automobiles — 0.7%
Ford Motor Co., Senior Notes	9.215%	9/15/21	1,335,000	1,480,578
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	160,000	166,150
General Motors Co., Senior Notes	4.875%	10/2/23	300,000	300,994
General Motors Co., Senior Notes	6.600%	4/1/36	460,000	448,945
General Motors Co., Senior Notes	6.750%	4/1/46	670,000	650,607
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	50,000	48,390
Total Automobiles				3,095,664

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.3%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,380,000	$1,426,575	(a)
Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp., Senior Notes	3.700%	1/30/26	690,000	677,442
McDonald’s Corp., Senior Notes	4.450%	3/1/47	660,000	633,506
McDonald’s Corp., Senior Notes	4.450%	9/1/48	1,100,000	1,050,617
Sands China Ltd., Senior Notes	4.600%	8/8/23	610,000	607,487	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	850,000	842,877	(a)
Sands China Ltd., Senior Notes	5.400%	8/8/28	410,000	396,698	(a)
Total Hotels, Restaurants & Leisure				4,208,627
Household Durables — 0.3%
Lennar Corp., Senior Notes	4.500%	4/30/24	490,000	464,275
Newell Brands Inc., Senior Notes	4.200%	4/1/26	670,000	655,410
Total Household Durables				1,119,685
Internet & Direct Marketing Retail — 0.3%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	860,000	831,246
Amazon.com Inc., Senior Notes	3.875%	8/22/37	720,000	696,708
Total Internet & Direct Marketing Retail				1,527,954
Multiline Retail — 0.7%
Dollar Tree Inc., Senior Notes	3.700%	5/15/23	1,970,000	1,938,715
Dollar Tree Inc., Senior Notes	4.200%	5/15/28	1,420,000	1,347,580
Total Multiline Retail				3,286,295
Specialty Retail — 0.7%
Home Depot Inc., Senior Notes	2.125%	9/15/26	600,000	540,658
Home Depot Inc., Senior Notes	3.900%	12/6/28	1,610,000	1,651,039
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	20,000	17,757
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	1,050,000	953,645
Total Specialty Retail				3,163,099
Textiles, Apparel & Luxury Goods — 0.1%
Tapestry Inc., Senior Notes	3.000%	7/15/22	480,000	462,978
Total Consumer Discretionary				18,908,263
Consumer Staples — 3.4%
Beverages — 1.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	340,000	321,783	(a)
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	2,830,000	2,771,307
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	100,000	95,836
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	2,820,000	2,537,102

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Constellation Brands Inc., Senior Notes	3.700%	12/6/26	160,000	$150,886
Constellation Brands Inc., Senior Notes	3.500%	5/9/27	60,000	55,657
Molson Coors Brewing Co., Senior Notes	3.000%	7/15/26	590,000	526,316
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	365,679
Total Beverages				6,824,566
Food & Staples Retailing — 0.4%
Kroger Co., Senior Notes	2.650%	10/15/26	690,000	615,477
Kroger Co., Senior Notes	3.700%	8/1/27	280,000	264,803
Walmart Inc., Senior Notes	4.050%	6/29/48	830,000	827,986
Total Food & Staples Retailing				1,708,266
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	3.500%	7/15/22	80,000	78,904
Kraft Heinz Foods Co., Senior Notes	4.000%	6/15/23	20,000	19,968
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	70,000	62,547
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	20,000	22,977	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	240,000	215,330
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	690,000	632,680
Smithfield Foods Inc., Senior Notes	3.350%	2/1/22	530,000	507,216	(a)
Total Food Products				1,539,622
Household Products — 0.1%
Procter & Gamble Co., Senior Notes	3.500%	10/25/47	400,000	375,727
Tobacco — 1.1%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,488,498
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	451,570
Altria Group Inc., Senior Notes	4.250%	8/9/42	60,000	48,559
Altria Group Inc., Senior Notes	3.875%	9/16/46	200,000	152,922
Philip Morris International Inc., Senior Notes	6.375%	5/16/38	640,000	742,863
Reynolds American Inc., Senior Notes	8.125%	6/23/19	1,457,000	1,486,558
Reynolds American Inc., Senior Notes	8.125%	5/1/40	760,000	909,027
Total Tobacco				5,279,997
Total Consumer Staples				15,728,178
Energy — 13.0%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	7.750%	2/1/26	320,000	238,400
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	417,338
Halliburton Co., Senior Notes	5.000%	11/15/45	670,000	660,235
Total Energy Equipment & Services				1,315,973

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 12.7%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	1,280,000	$1,342,524
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,860,000	2,014,212
Anadarko Petroleum Corp., Senior Notes	7.950%	6/15/39	220,000	260,148
Apache Corp., Senior Notes	5.100%	9/1/40	230,000	208,974
Apache Corp., Senior Notes	4.750%	4/15/43	1,170,000	1,006,964
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	470,000	463,530
BP Capital Markets PLC, Senior Notes	3.119%	5/4/26	1,120,000	1,054,191
Cenovus Energy Inc., Senior Notes	5.250%	6/15/37	270,000	238,536
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	780,000	758,550
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	890,000	886,101
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,300,000	1,208,434
Concho Resources Inc., Senior Notes	3.750%	10/1/27	250,000	235,772
Concho Resources Inc., Senior Notes	4.300%	8/15/28	650,000	637,069
Continental Resources Inc., Senior Notes	3.800%	6/1/24	539,000	510,869
Continental Resources Inc., Senior Notes	4.375%	1/15/28	441,000	415,635
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,070,000	1,043,483
Devon Energy Corp., Senior Notes	5.600%	7/15/41	150,000	142,673
Devon Energy Corp., Senior Notes	5.000%	6/15/45	590,000	521,526
Dominion Energy Inc., Junior Subordinated Notes	2.579%	7/1/20	870,000	856,696
Dominion Energy Inc., Senior Notes	2.850%	8/15/26	260,000	239,988
Ecopetrol SA, Senior Notes	5.375%	6/26/26	820,000	827,175
Ecopetrol SA, Senior Notes	5.875%	5/28/45	499,000	473,037
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	1,780,000	1,756,111
Energy Transfer Operating LP, Senior Notes	6.625%	10/15/36	60,000	61,775
Energy Transfer Operating LP, Senior Notes	5.800%	6/15/38	120,000	117,139
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	490,000	488,504
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	930,000	827,597
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	2,450,000	2,033,461	(b)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	910,000	935,375
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	560,000	569,867
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	900,000	887,186	(a)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	1,206,000	1,346,072
Kerr-McGee Corp., Senior Notes	7.125%	10/15/27	550,000	627,412
Kerr-McGee Corp., Senior Notes	7.875%	9/15/31	240,000	288,018
Kinder Morgan Energy Partners LP, Senior Notes	5.625%	9/1/41	350,000	342,270
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	270,000	265,346
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	790,000	766,004	(a)

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MPLX LP, Senior Notes	4.800%	2/15/29	1,460,000	$1,459,296
MPLX LP, Senior Notes	4.500%	4/15/38	1,330,000	1,165,120
MPLX LP, Senior Notes	5.500%	2/15/49	370,000	361,205
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	120,000	113,550	(a)
Noble Energy Inc., Senior Notes	3.850%	1/15/28	780,000	706,530
Noble Energy Inc., Senior Notes	6.000%	3/1/41	70,000	68,533
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	169,203
Northwest Pipeline LLC, Senior Notes	4.000%	4/1/27	2,010,000	1,957,046
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,020,000	998,916
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	630,000	598,584
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	610,000	607,003
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	60,000	58,514
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	440,000	411,452
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	529,000	539,051
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,110,000	1,142,745
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	950,000	925,775
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,641,000	1,440,798
Range Resources Corp., Senior Notes	4.875%	5/15/25	300,000	247,500
Shell International Finance BV, Senior Notes	2.875%	5/10/26	210,000	201,621
Shell International Finance BV, Senior Notes	3.875%	11/13/28	10,000	10,289
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,530,000	1,572,556
Sunoco Logistics Partners Operations LP, Senior Notes	3.900%	7/15/26	1,050,000	971,242
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.125%	11/15/19	950,000	944,063
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	680,000	631,550
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	3/15/27	820,000	928,375
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,565,000	1,894,484
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	1,980,000	2,352,423
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,670,000	1,542,839
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	1,720,000	1,665,940
Western Gas Partners LP, Senior Notes	4.750%	8/15/28	1,590,000	1,516,413
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	270,000	257,850
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	1,034,000	1,130,550
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,020,000	1,031,092
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	1,070,000	1,281,511
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	630,000	822,400

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
YPF SA, Senior Notes	8.500%	3/23/21	360,000	$356,850	(a)
Total Oil, Gas & Consumable Fuels				58,741,093
Total Energy				60,057,066
Financials — 27.5%
Banks — 18.6%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,200,000	1,167,000	(a)(b)(c)
Banco Santander SA, Senior Notes	3.800%	2/23/28	1,200,000	1,069,372
Banco Santander SA, Senior Notes	4.379%	4/12/28	2,600,000	2,432,219
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	540,000	492,075	(b)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	155,566
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	1,338,000	1,301,268	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	305,000	285,240	(b)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	690,000	682,048	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	850,000	806,948	(b)
Bank of America Corp., Senior Notes (3.705% to 4/24/27 then 3 mo. USD LIBOR + 1.512%)	3.705%	4/24/28	1,090,000	1,046,709	(b)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. USD LIBOR + 1.310%)	4.271%	7/23/29	1,600,000	1,594,348	(b)
Bank of America Corp., Senior Notes (4.443% to 1/20/47 then 3 mo. USD LIBOR + 1.990%)	4.443%	1/20/48	90,000	86,697	(b)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	510,000	506,196
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,900,000	2,823,309
Bank of New York Mellon, Senior Notes (3 mo. USD LIBOR + 0.300%)	3.036%	12/4/20	2,300,000	2,296,774	(b)
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	470,000	461,480	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,590,000	2,688,744
Barclays PLC, Senior Notes (4.338% to 5/16/23 then 3 mo. USD LIBOR + 1.356%)	4.338%	5/16/24	1,370,000	1,333,285	(b)
BNP Paribas SA, Junior Subordinated Notes (7.000% to 8/16/28 then USD 5 year Swap Rate + 3.980%)	7.000%	8/16/28	410,000	391,038	(a)(b)(c)
BNP Paribas SA, Senior Notes	3.500%	3/1/23	2,210,000	2,144,671	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	1,010,000	987,710	(a)
BPCE SA, Senior Notes	3.000%	5/22/22	1,780,000	1,721,013	(a)

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	270,000	$244,688	(b)(c)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	310,835
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,787,000	3,877,711
Citigroup Inc., Senior Notes	4.650%	7/23/48	1,980,000	1,942,758
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	420,000	415,142
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	2,490,000	2,339,448
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	69,994
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	3,757,000	3,813,491
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	640,000	660,000	(a)(b)(c)
Credit Agricole SA, Senior Notes	2.500%	4/15/19	460,000	459,306	(a)
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	1,340,000	1,373,264
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	1,410,000	1,273,202	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	1,150,000	1,079,562	(b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,380,000	1,255,800	(b)(c)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	1,080,000	1,034,358	(b)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	760,000	754,200	(b)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	1,000,000	925,369	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	1,080,000	930,624	(a)
Intesa Sanpaolo SpA, Senior Notes	4.375%	1/12/48	2,010,000	1,518,908	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	3,110,000	2,823,690	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	3,440,000	3,157,809	(a)
JPMorgan Chase & Co., Senior Notes	3.625%	12/1/27	700,000	652,615
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	100,000	87,924	(b)
JPMorgan Chase & Co., Senior Notes (4.005% to 4/23/28 then 3 mo. USD LIBOR + 1.120%)	4.005%	4/23/29	2,100,000	2,061,134	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	1,380,000	1,391,905	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	330,000	329,382	(b)
JPMorgan Chase & Co., Senior Notes (4.260% to 2/22/47 then 3 mo. USD LIBOR + 1.580%)	4.260%	2/22/48	1,010,000	941,620	(b)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	1,220,000	1,242,403	(b)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	160,000	$176,495
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	930,000	945,236
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year Swap Rate + 4.760%)	7.500%	6/27/24	410,000	396,593	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year Swap Rate + 4.496%)	7.500%	9/27/25	1,320,000	1,277,364	(b)(c)
Lloyds Banking Group PLC, Senior Notes	3.000%	1/11/22	1,780,000	1,723,160
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	900,000	855,411
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	740,000	659,464	(b)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	925,000	1,013,472
NBK SPC Ltd., Senior Notes	2.750%	5/30/22	2,130,000	2,054,811	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,150,000	1,193,125	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes (3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	1,160,000	1,120,717	(b)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,440,000	1,404,105	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,660,000	1,624,531	(a)
UBS AG, Senior Notes	4.500%	6/26/48	430,000	445,309	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	840,000	829,126	(a)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	670,000	663,099	(b)(c)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	80,000	74,134
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	640,000	615,107	(b)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,680,000	1,756,858
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	500,000	471,733
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	1,260,000	1,231,308
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	1,620,000	1,563,362
Total Banks				85,535,372
Capital Markets — 5.0%
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	540,000	551,266
CME Group Inc., Senior Notes	3.750%	6/15/28	650,000	659,488
Credit Suisse Group AG, Junior Subordinated Notes (6.250% to 12/18/24 then USD 5 year Swap Rate + 3.455%)	6.250%	12/18/24	590,000	559,633	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year Swap Rate + 4.332%)	7.250%	9/12/25	1,250,000	1,182,312	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	1,360,000	1,329,400	(a)(b)(c)
Credit Suisse Group AG, Senior Notes	7.125%	7/15/32	260,000	327,482

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Credit Suisse Group AG, Subordinated Notes	5.400%	1/14/20	4,330,000	$4,398,073
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,740,000	1,608,779
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	91,417
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	920,000	877,290
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	1,460,000	1,364,665	(b)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	250,000	241,054	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,130,000	1,083,058
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,270,000	1,190,111
Intercontinental Exchange Inc., Senior Notes	3.750%	9/21/28	1,070,000	1,072,850
Intercontinental Exchange Inc., Senior Notes	4.250%	9/21/48	1,010,000	993,940
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	1,970,000	1,944,518	(a)
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	340,000	327,858
Societe Generale SA, Junior Subordinated Notes (6.750% to 4/6/28 then USD 5 year Swap Rate + 3.929%)	6.750%	4/6/28	1,240,000	1,055,860	(a)(b)(c)
State Street Corp., Senior Notes (4.141% to 12/3/28 then 3 mo. USD LIBOR + 1.030%)	4.141%	12/3/29	2,300,000	2,379,787	(b)
Total Capital Markets				23,238,841
Consumer Finance — 0.9%
American Express Co., Senior Notes	3.700%	11/5/21	3,510,000	3,543,838
American Express Credit Corp., Senior Notes	2.375%	5/26/20	470,000	465,166
Total Consumer Finance				4,009,004
Diversified Financial Services — 0.7%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	760,000	727,700	(a)
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	690,000	687,061	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	620,000	615,547	(a)
High Street Funding Trust I, Senior Notes	4.111%	2/15/28	1,340,000	1,319,284	(a)
Total Diversified Financial Services				3,349,592
Insurance — 2.3%
American International Group Inc., Senior Notes	4.750%	4/1/48	520,000	477,664
Berkshire Hathaway Finance Corp., Senior Notes	4.200%	8/15/48	2,930,000	2,912,537
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	1,070,000	1,120,226
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	810,000	777,843	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	830,000	830,072	(a)
MetLife Inc., Senior Notes	4.721%	12/15/44	110,000	112,417
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.850%	9/30/47	2,030,000	1,842,876	(a)
Nuveen Finance LLC, Senior Notes	4.125%	11/1/24	510,000	520,152	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	23

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Nuveen LLC, Senior Notes	4.000%	11/1/28	710,000	$732,474	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	460,000	478,040	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.270%	5/15/47	800,000	767,549	(a)
Total Insurance				10,571,850
Total Financials				126,704,659
Health Care — 11.4%
Biotechnology — 0.9%
Amgen Inc., Senior Notes	3.625%	5/22/24	290,000	289,470
Amgen Inc., Senior Notes	4.400%	5/1/45	350,000	328,555
Amgen Inc., Senior Notes	4.663%	6/15/51	339,000	320,696
Celgene Corp., Senior Notes	3.550%	8/15/22	370,000	366,244
Celgene Corp., Senior Notes	3.625%	5/15/24	510,000	498,008
Celgene Corp., Senior Notes	3.875%	8/15/25	490,000	472,384
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	890,000	889,143
Gilead Sciences Inc., Senior Notes	4.000%	9/1/36	300,000	273,990
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	188,185
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	90,000	86,749
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	250,000	248,586
Total Biotechnology				3,962,010
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	710,000	743,405
Abbott Laboratories, Senior Notes	4.900%	11/30/46	150,000	158,063
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	1,680,000	1,591,838
Becton Dickinson and Co., Senior Notes	4.875%	5/15/44	180,000	170,998
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	490,000	460,292
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 0.875%)	3.678%	12/29/20	1,735,000	1,718,053	(b)
Medtronic Inc., Senior Notes	4.625%	3/15/44	310,000	322,370
Total Health Care Equipment & Supplies				5,165,019
Health Care Providers & Services — 5.8%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,090,000	1,037,668
AmerisourceBergen Corp., Senior Notes	3.450%	12/15/27	640,000	597,289
Anthem Inc., Senior Notes	3.650%	12/1/27	570,000	545,614
Anthem Inc., Senior Notes	4.101%	3/1/28	600,000	589,193
Anthem Inc., Senior Notes	4.375%	12/1/47	620,000	578,915
Anthem Inc., Senior Notes	4.550%	3/1/48	900,000	861,835
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,521,000	1,593,247	(b)(d)(e)(f)

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	70,000	$63,529
Catholic Health Initiatives, Secured Notes	4.350%	11/1/42	100,000	90,663
Cigna Corp., Senior Notes	4.125%	11/15/25	1,150,000	1,150,084	(a)
Cigna Corp., Senior Notes	4.375%	10/15/28	1,250,000	1,259,410	(a)
Cigna Corp., Senior Notes	4.800%	8/15/38	1,250,000	1,231,501	(a)
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,003,917
CVS Health Corp., Senior Notes	4.100%	3/25/25	1,690,000	1,675,415
CVS Health Corp., Senior Notes	4.300%	3/25/28	3,558,000	3,484,881
CVS Health Corp., Senior Notes	4.780%	3/25/38	630,000	605,564
CVS Health Corp., Senior Notes	5.125%	7/20/45	680,000	664,282
CVS Health Corp., Senior Notes	5.050%	3/25/48	280,000	273,355
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,100,000	1,045,000
Humana Inc., Senior Notes	2.900%	12/15/22	430,000	418,415
Humana Inc., Senior Notes	3.850%	10/1/24	470,000	470,219
Humana Inc., Senior Notes	3.950%	3/15/27	430,000	420,831
Humana Inc., Senior Notes	4.950%	10/1/44	890,000	917,519
Humana Inc., Senior Notes	4.800%	3/15/47	260,000	261,199
Kaiser Foundation Hospitals, Senior Notes	4.150%	5/1/47	250,000	247,305
Magellan Health Inc., Senior Notes	4.400%	9/22/24	1,600,000	1,507,453
Medtronic Global Holdings SCA, Senior Notes	3.350%	4/1/27	720,000	705,981
UnitedHealth Group Inc., Senior Notes	3.500%	2/15/24	1,330,000	1,339,447
UnitedHealth Group Inc., Senior Notes	3.700%	12/15/25	550,000	555,996
UnitedHealth Group Inc., Senior Notes	3.850%	6/15/28	1,160,000	1,174,028
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	350,000	371,154
Total Health Care Providers & Services				26,740,909
Pharmaceuticals — 3.6%
Allergan Funding SCS, Senior Notes	3.450%	3/15/22	540,000	531,782
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	320,000	312,818
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	1,300,000	1,236,641
Allergan Inc., Senior Notes	2.800%	3/15/23	270,000	258,882
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	1,150,000	1,148,563	(a)
Elanco Animal Health Inc., Senior Notes	3.912%	8/27/21	950,000	956,508	(a)
Johnson & Johnson, Senior Notes	2.900%	1/15/28	960,000	921,191
Johnson & Johnson, Senior Notes	3.700%	3/1/46	800,000	761,757
Johnson & Johnson, Senior Notes	3.500%	1/15/48	420,000	385,238
Pfizer Inc., Senior Notes	3.000%	12/15/26	1,830,000	1,768,791
Pfizer Inc., Senior Notes	4.400%	5/15/44	210,000	219,190
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	470,000	445,603

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	25

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	1,060,000	$938,274
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	800,000	758,474
Teva Pharmaceutical Finance IV LLC, Senior Notes	2.250%	3/18/20	1,470,000	1,430,938
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	4,110,000	3,780,251
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	733,000	631,948
Total Pharmaceuticals				16,486,849
Total Health Care				52,354,787
Industrials — 5.7%
Aerospace & Defense — 1.2%
Hexcel Corp., Senior Notes	3.950%	2/15/27	980,000	960,144
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	570,000	532,340
L3 Technologies Inc., Senior Notes	4.400%	6/15/28	960,000	961,628
Northrop Grumman Corp., Senior Notes	4.030%	10/15/47	1,090,000	995,423
United Technologies Corp., Senior Notes	4.125%	11/16/28	1,710,000	1,697,503
United Technologies Corp., Senior Notes	4.625%	11/16/48	420,000	407,201
Total Aerospace & Defense				5,554,239
Air Freight & Logistics — 0.2%
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	900,000	858,222
Airlines — 0.4%
American Airlines Group Inc. Pass-Through-Trust, 2014-1, B, Secured Bonds	4.375%	10/1/22	546,259	541,821
American Airlines Group Inc. Pass-Through-Trust, 2015-1, B, Secured Bonds	3.700%	5/1/23	272,282	262,916
Continental Airlines Pass Through Trust, 1999-2, A-1, Senior Secured Notes	7.256%	3/15/20	179,685	183,727
United Airlines Pass Through Trust, 2014-2, B	4.625%	9/3/22	373,672	372,158
United Airlines Pass-Through Trust, 2013-1, B	5.375%	8/15/21	468,474	480,899
Total Airlines				1,841,521
Commercial Services & Supplies — 1.0%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	180,000	177,192
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	240,000	234,811
Republic Services Inc., Senior Notes	3.375%	11/15/27	2,380,000	2,284,200
Waste Management Inc., Senior Notes	3.500%	5/15/24	360,000	360,056
Waste Management Inc., Senior Notes	3.150%	11/15/27	1,380,000	1,320,047
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	399,294
Total Commercial Services & Supplies				4,775,600
Electrical Equipment — 0.4%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	1,943,668

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 1.5%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	550,000	$421,438	(b)(c)
General Electric Co., Senior Notes	2.500%	3/28/20	960,000	938,116
General Electric Co., Senior Notes	6.750%	3/15/32	5,000	5,223
General Electric Co., Senior Notes	6.150%	8/7/37	1,160,000	1,134,596
General Electric Co., Senior Notes	5.875%	1/14/38	440,000	421,857
General Electric Co., Senior Notes	6.875%	1/10/39	3,946,000	4,136,928
Total Industrial Conglomerates				7,058,158
Machinery — 0.1%
Wabtec Corp., Senior Notes	4.150%	3/15/24	230,000	222,516
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	650,000	655,875
Norfolk Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	483,708
Union Pacific Corp., Senior Notes	4.375%	9/10/38	690,000	678,884
Union Pacific Corp., Senior Notes	4.500%	9/10/48	640,000	633,633
Union Pacific Corp., Senior Notes	4.375%	11/15/65	250,000	228,614
Total Road & Rail				2,680,714
Transportation Infrastructure — 0.3%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	1,290,000	1,296,646	(a)
Total Industrials				26,231,284
Information Technology — 3.2%
Communications Equipment — 0.3%
Harris Corp., Senior Notes	7.000%	1/15/26	990,000	1,132,432
Harris Corp., Senior Notes	4.854%	4/27/35	500,000	497,449
Total Communications Equipment				1,629,881
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	470,000	422,348
Texas Instruments Inc., Senior Notes	2.900%	11/3/27	1,310,000	1,243,279
Total Semiconductors & Semiconductor Equipment				1,665,627
Software — 1.4%
Microsoft Corp., Senior Notes	3.300%	2/6/27	130,000	128,901
Microsoft Corp., Senior Notes	3.450%	8/8/36	1,820,000	1,717,514
Microsoft Corp., Senior Notes	4.100%	2/6/37	2,700,000	2,775,849
salesforce.com Inc., Senior Notes	3.700%	4/11/28	1,750,000	1,761,260
Total Software				6,383,524
Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc., Senior Notes	2.450%	8/4/26	1,670,000	1,545,045
Apple Inc., Senior Notes	3.350%	2/9/27	1,330,000	1,297,305

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	27

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — continued
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	2,420,000	$2,413,093	(a)
Total Technology Hardware, Storage & Peripherals				5,255,443
Total Information Technology				14,934,475
Materials — 4.7%
Chemicals — 0.1%
Syngenta Finance NV, Senior Notes	4.892%	4/24/25	750,000	710,106	(a)
Metals & Mining — 4.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	680,000	693,600	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	300,000	307,500	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	1,080,000	1,055,081	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	870,000	823,095	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	450,000	407,624	(a)
ArcelorMittal, Senior Notes	5.125%	6/1/20	250,000	254,287
ArcelorMittal, Senior Notes	6.125%	6/1/25	180,000	187,835
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	580,000	612,681
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	640,000	683,879
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	600,000	656,404
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	220,000	228,460	(a)(b)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	2,630,000	2,529,731	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	200,000	176,750	(a)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,160,000	2,235,600
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	1,770,000	1,765,852	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	530,000	520,889	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	1,330,000	1,322,997	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	1,370,000	1,249,365	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	200,000	180,562	(a)
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	120,000	119,100	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	1,130,000	1,119,039	(a)
Schaeffler Finance BV, Senior Secured Notes	4.750%	5/15/23	370,000	356,125	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	429,106
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	234,000	268,749
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,070,000	2,026,670
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	870,000	808,731
Total Metals & Mining				21,019,712
Total Materials				21,729,818

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Trust 1, Senior Secured Notes	3.652%	3/23/28	610,000	$611,139	(a)
Goodman U.S. Finance Three LLC, Senior Notes	3.700%	3/15/28	1,530,000	1,458,947	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	780,000	715,162
Washington Prime Group LP, Senior Notes	5.950%	8/15/24	310,000	272,281
WEA Finance LLC, Senior Notes	4.125%	9/20/28	250,000	250,494	(a)
WEA Finance LLC, Senior Notes	4.625%	9/20/48	1,200,000	1,172,586	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	990,000	991,126	(a)
Total Equity Real Estate Investment Trusts (REITs)				5,471,735
Real Estate Management & Development — 0.2%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	856,380
Total Real Estate				6,328,115
Utilities — 3.7%
Electric Utilities — 3.6%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.375%	4/23/25	750,000	745,639	(a)
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.875%	4/23/30	990,000	994,356	(a)
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,314,987
Cleveland Electric Illuminating Co., Senior Notes	3.500%	4/1/28	1,750,000	1,670,373	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	381,713	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,059,264
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,514,178
Duke Energy Corp., Senior Notes	2.650%	9/1/26	240,000	218,564
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	1,340,000	1,301,067
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,550,000	1,962,837
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	100,000	100,226
Pacific Gas & Electric Co., Senior Notes	3.500%	10/1/20	1,500,000	1,436,823
Pacific Gas & Electric Co., Senior Notes	3.250%	6/15/23	110,000	97,862
Pacific Gas & Electric Co., Senior Notes	2.950%	3/1/26	200,000	165,437
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	1,000,000	821,049
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	799,834
Pacific Gas & Electric Co., Senior Notes	4.300%	3/15/45	330,000	263,216
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	516,932	(a)
Southern California Edison Co.	4.000%	4/1/47	50,000	45,949
Southern California Edison Co.	4.125%	3/1/48	1,070,000	1,015,528
Total Electric Utilities				16,425,834

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	29

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Multi-Utilities — 0.1%
San Diego Gas & Electric Co., Senior Secured Bonds	3.750%	6/1/47	700,000		$638,339
Total Utilities					17,064,173
Total Corporate Bonds & Notes (Cost — $410,898,191)					400,371,471
U.S. Government & Agency Obligations — 5.5%
U.S. Government Obligations — 5.5%
U.S. Treasury Bonds	3.125%	5/15/48	7,365,000		7,506,978
U.S. Treasury Bonds	3.000%	8/15/48	2,730,000		2,717,896
U.S. Treasury Notes	2.625%	7/31/20	250,000		250,337
U.S. Treasury Notes	2.875%	10/15/21	570,000		576,101
U.S. Treasury Notes	2.875%	11/15/21	790,000		798,903
U.S. Treasury Notes	2.375%	1/31/23	5,000		4,978
U.S. Treasury Notes	2.625%	6/30/23	530,000		532,878
U.S. Treasury Notes	2.750%	8/31/23	1,660,000		1,678,902
U.S. Treasury Notes	2.875%	9/30/23	3,360,000		3,415,125
U.S. Treasury Notes	2.875%	7/31/25	960,000		977,044
U.S. Treasury Notes	3.000%	9/30/25	1,890,000		1,938,874
U.S. Treasury Notes	2.250%	11/15/27	5,000		4,831
U.S. Treasury Notes	2.875%	5/15/28	580,000		589,028
U.S. Treasury Notes	2.875%	8/15/28	4,165,000		4,230,241
U.S. Treasury Notes	3.125%	11/15/28	40,000		41,498
Total U.S. Government & Agency Obligations (Cost — $24,260,150)					25,263,614
Sovereign Bonds — 4.5%
Argentina — 1.8%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	59.031%	6/21/20	18,980,000	ARS	539,328	(b)
Argentine Bonos del Tesoro	18.200%	10/3/21	3,310,000	ARS	67,633
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	270,000		217,181
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	3,820,000		2,759,950
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	1,000,000		728,875
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	720,000		504,900
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,670,000		3,055,275	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	430,000		380,550	(a)
Total Argentina					8,253,692
Colombia — 0.2%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	820,000		847,470

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Ecuador — 0.6%
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	1,780,000	$1,804,475	(a)
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	790,000	721,862	(a)
Total Ecuador				2,526,337
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	8.627%	6/16/49	1,190,000	1,041,393	(a)
Indonesia — 0.0%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	200,000	185,461
Israel — 0.3%
Israel Government International Bond, Senior Notes	3.250%	1/17/28	1,400,000	1,374,954
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	8.250%	2/28/48	670,000	572,861	(a)
Kuwait — 0.5%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	2,330,000	2,323,411	(a)
Mexico — 0.2%
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	1,200,000	1,032,900
Nigeria — 0.3%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	400,000	355,016	(a)
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	860,000	753,293	(a)
Total Nigeria				1,108,309
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	1,350,000	1,297,278	(a)
Total Sovereign Bonds (Cost — $24,228,239)				20,564,066
Municipal Bonds — 1.0%
Alabama — 0.2%
Alabama State Economic Settlement Authority, BP Settlement Revenue, Series B	3.163%	9/15/25	755,000	749,504
California — 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	825,486
University of California Revenue, Taxable, General Series AG	4.062%	5/15/33	550,000	562,083
Total California				1,387,569
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	450,000	449,721
Illinois — 0.1%
Illinois State, GO, Taxable	5.650%	12/1/38	570,000	561,182
New York — 0.2%
Port Authority of New York & New Jersey Revenue, Taxable Consolidated	4.960%	8/1/46	770,000	886,693

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	31

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Ohio — 0.1%
American Municipal Power-Ohio Inc., Revenue, OH, Build America Bonds	7.499%	2/15/50	480,000	$692,669
Total Municipal Bonds (Cost — $4,360,557)				4,727,338
Collateralized Mortgage Obligations (g) — 0.3%
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%)	3.106%	1/25/36	1,139,659	1,100,378	(b)
Colony Mortgage Capital Ltd., 2014-FL1 D (1 mo. USD LIBOR + 3.700%)	6.087%	4/8/31	350,000	351,750	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $1,357,083)				1,452,128

			Shares
Common Stocks — 0.2%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
BP PLC			6,000	227,520
Anadarko Petroleum Corp.			6,024	264,092
Total Energy				491,612
Financials — 0.1%
Banks — 0.0%
Wells Fargo & Co.			4,600	211,968
Capital Markets — 0.1%
Goldman Sachs Group Inc.			1,601	267,447
Total Financials				479,415
Total Common Stocks (Cost — $942,547)				971,027

			Face Amount†
Senior Loans — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Travelport Finance (Luxembourg) SARL, Initial Term Loan (Cost — $792,000)	—	3/17/25	800,000	788,000	(h)

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.0%
Carlyle Group LP	5.875%		12,475	254,116
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%)	5.987%		15,675	348,769	(b)
Total Preferred Stocks (Cost — $703,593)				602,885

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.1%
Communication Services — 0.1%
Interactive Media & Services — 0.1%
Twitter Inc., Senior Notes (Cost — $430,207)	1.000%	9/15/21	450,000	$411,539
Total Investments before Short-Term Investments (Cost — $467,972,567)				455,152,068

			Shares
Short-Term Investments — 0.1%
Western Asset Government Cash Management Portfolio LLC (Cost — $701,970)	2.390%		701,970	701,970	(i)
Total Investments — 98.8% (Cost — $468,674,537)				455,854,038
Other Assets in Excess of Liabilities — 1.2%				5,440,671
Total Net Assets — 100.0%				$461,294,709

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Restricted security (Note 9).

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	All or a portion of this loan is unfunded as of December 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2018, the total market value of investments in Affiliated Companies was $701,970 and the cost was $701,970 (Note 8).

Abbreviations used in this schedule:

ARS	— Argentine Peso

GO	— General Obligation

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PJSC	— Private Joint Stock Company

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	33

Schedule of investments (cont’d)

December 31, 2018

Western Asset Corporate Bond Fund

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	243	3/19	$51,255,780	$51,591,938	$336,158
U.S. Treasury 5-Year Notes	375	3/19	42,338,181	43,007,812	669,631
					1,005,789
Contracts to Sell:
U.S. Treasury 10-Year Notes	237	3/19	28,464,934	28,917,704	(452,770)
U.S. Treasury Long-Term Bonds	90	3/19	12,545,439	13,140,000	(594,561)
U.S. Treasury Ultra Long-Term Bonds	90	3/19	13,726,032	14,459,063	(733,031)
					(1,780,362)
Net unrealized depreciation on open futures contracts					$(774,573)

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,080	USD	11,693	Citibank N.A	1/18/19	$(127)
GBP	900,000	USD	1,151,813	JPMorgan Chase & Co.	1/18/19	(3,625)
GBP	1,790,000	USD	2,296,549	JPMorgan Chase & Co.	1/18/19	(12,932)
USD	11,693	EUR	10,000	JPMorgan Chase & Co.	1/18/19	218
Total						$(16,466)

Abbreviations used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

At December 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (PPG Industries Inc., 3.600%, due 11/15/20)	$1,475,887	3/20/19	0.109%	1.000% quarterly	$(2,865)	$(1,676)	$(1,189)

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2018 Annual Report

Western Asset Corporate Bond Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.31 Index	$21,120,000	12/20/23	1.000% quarterly	$117,237	$154,700	$(37,463)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	35

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $467,972,567)	$455,152,068
Investments in affiliated securities, at value (Cost — $701,970)	701,970
Cash	1,302,483
Foreign currency, at value (Cost — $150,707)	152,818
Interest receivable	5,582,348
Deposits with brokers for open futures contracts	540,258
Receivable for Fund shares sold	448,941
Deposits with brokers for centrally cleared swap contracts	401,653
Deposits with brokers for OTC derivatives	30,000
Receivable from broker — variation margin on centrally cleared swaps	4,487
Unrealized appreciation on forward foreign currency contracts	218
Prepaid expenses	48,028
Other assets	1,226
Total Assets	464,366,498

Liabilities:
Payable for securities purchased	1,343,521
Payable for Fund shares repurchased	992,058
Investment management fee payable	190,492
Distributions payable	107,243
Service and/or distribution fees payable	78,926
Payable to broker — variation margin on open futures contracts	60,283
Unrealized depreciation on forward foreign currency contracts	16,684
OTC swaps, at value (premiums received — $1,676)	2,865
Trustees’ fees payable	2,787
Payable for open OTC swap contracts	492
Accrued expenses	276,438
Total Liabilities	3,071,789
Total Net Assets	$461,294,709

Net Assets:
Par value (Note 7)	$394
Paid-in capital in excess of par value	483,041,829
Total distributable earnings (loss)	(21,747,514)
Total Net Assets	$461,294,709

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2018 Annual Report

Net Assets:
Class A	$228,019,120
Class C	$8,885,032
Class C1	$7,090,760
Class I	$173,068,087
Class P	$44,231,710

Shares Outstanding:
Class A	19,454,185
Class C	758,196
Class C1	608,645
Class I	14,765,311
Class P	3,777,157

Net Asset Value:
Class A (and redemption price)	$11.72
Class C*	$11.72
Class C1*	$11.65
Class I (and redemption price)	$11.72
Class P (and redemption price)	$11.71
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.24

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	37

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest from unaffiliated investments	$21,946,803
Interest from affiliated investments	118,838
Dividends	90,815
Total Investment Income	22,156,456

Expenses:
Investment management fee (Note 2)	2,175,989
Service and/or distribution fees (Notes 2 and 5)	1,009,667
Transfer agent fees (Note 5)	723,264
Registration fees	111,845
Fund accounting fees	67,808
Shareholder reports	53,118
Audit and tax fees	52,243
Legal fees	40,151
Trustees’ fees	13,657
Custody fees	6,627
Insurance	5,956
Commitment fees (Note 10)	5,518
Interest expense	2,338
Miscellaneous expenses	14,405
Total Expenses	4,282,586
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(29,369)
Net Expenses	4,253,217
Net Investment Income	17,903,239

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(4,472,359)
Futures contracts	238,837
Written options	45,421
Swap contracts	491,917
Forward foreign currency contracts	86,506
Foreign currency transactions	(103,077)
Net Realized Loss	(3,712,755)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(30,816,634)
Futures contracts	(643,872)
Swap contracts	160,220
Forward foreign currency contracts	(16,330)
Foreign currencies	12,665
Change in Net Unrealized Appreciation (Depreciation)	(31,303,951)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(35,016,706)
Decrease in Net Assets From Operations	$(17,113,467)

See Notes to Financial Statements.

38	Western Asset Corporate Bond Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$17,903,239	$13,882,158
Net realized gain (loss)	(3,712,755)	4,467,554
Change in net unrealized appreciation (depreciation)	(31,303,951)	11,298,392
Increase (Decrease) in Net Assets From Operations	(17,113,467)	29,648,104

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(18,559,757)	(15,102,073)
Decrease in Net Assets From Distributions to Shareholders	(18,559,757)	(15,102,073)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	173,577,915	158,767,490
Reinvestment of distributions	16,649,045	13,557,574
Cost of shares repurchased	(162,770,373)	(99,834,713)
Increase in Net Assets From Fund Share Transactions	27,456,587	72,490,351
Increase (Decrease) in Net Assets	(8,216,637)	87,036,382

Net Assets:
Beginning of year	469,511,346	382,474,964
End of year(b)	$461,294,709	$469,511,346

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 12. For the year ended December 31, 2017, distributions from net investment income were $15,102,073.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 12. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $10,345.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	39

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.63	$12.20	$11.74	$12.34	$11.87

Income (loss) from operations:
Net investment income	0.44	0.40	0.45	0.44	0.44
Net realized and unrealized gain (loss)	(0.90)	0.47	0.48	(0.53)	0.52
Total income (loss) from operations	(0.46)	0.87	0.93	(0.09)	0.96

Less distributions from:
Net investment income	(0.45)	(0.44)	(0.47)	(0.51)	(0.49)
Total distributions	(0.45)	(0.44)	(0.47)	(0.51)	(0.49)

Net asset value, end of year	$11.72	$12.63	$12.20	$11.74	$12.34
Total return[2]	(3.66)%	7.20%	7.99%	(0.82)%	8.14%

Net assets, end of year (millions)	$228	$270	$261	$234	$255

Ratios to average net assets:
Gross expenses	0.96%	0.99%	1.02%	1.02%	1.03%
Net expenses	0.95 [3,4]	0.97 [3,4]	1.02	1.02	1.03
Net investment income	3.63	3.22	3.73	3.64	3.60

Portfolio turnover rate	95%	75%	114%	95%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Corporate Bond Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.63	$12.20	$11.74	$12.34	$11.88

Income (loss) from operations:
Net investment income	0.36	0.31	0.36	0.37	0.35
Net realized and unrealized gain (loss)	(0.90)	0.46	0.49	(0.55)	0.51
Total income (loss) from operations	(0.54)	0.77	0.85	(0.18)	0.86

Less distributions from:
Net investment income	(0.37)	(0.34)	(0.39)	(0.42)	(0.40)
Total distributions	(0.37)	(0.34)	(0.39)	(0.42)	(0.40)

Net asset value, end of year	$11.72	$12.63	$12.20	$11.74	$12.34
Total return[2]	(4.29)%	6.42%	7.28%	(1.47)%	7.27%

Net assets, end of year (000s)	$8,885	$9,650	$6,956	$1,956	$762

Ratios to average net assets:
Gross expenses	1.61%	1.69%	1.70%	1.68%	1.87%
Net expenses[3]	1.61	1.69	1.70	1.68	1.75 [4]
Net investment income	2.97	2.48	2.96	3.02	2.86

Portfolio turnover rate	95%	75%	114%	95%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 1.75%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.55	$12.13	$11.67	$12.27	$11.80

Income (loss) from operations:
Net investment income	0.38	0.34	0.40	0.38	0.38
Net realized and unrealized gain (loss)	(0.88)	0.46	0.47	(0.53)	0.51
Total income (loss) from operations	(0.50)	0.80	0.87	(0.15)	0.89

Less distributions from:
Net investment income	(0.40)	(0.38)	(0.41)	(0.45)	(0.42)
Total distributions	(0.40)	(0.38)	(0.41)	(0.45)	(0.42)

Net asset value, end of year	$11.65	$12.55	$12.13	$11.67	$12.27
Total return[2]	(4.02)%	6.64%	7.52%	(1.29)%	7.62%

Net assets, end of year (000s)	$7,091	$9,718	$11,134	$14,067	$19,711

Ratios to average net assets:
Gross expenses	1.37%	1.44%	1.49%	1.48%	1.54%
Net expenses	1.37 [3,4]	1.43 [3,4]	1.49	1.48	1.54
Net investment income	3.21	2.76	3.28	3.17	3.08

Portfolio turnover rate	95%	75%	114%	95%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Western Asset Corporate Bond Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.63	$12.20	$11.74	$12.35	$11.88

Income (loss) from operations:
Net investment income	0.47	0.44	0.49	0.48	0.48
Net realized and unrealized gain (loss)	(0.89)	0.47	0.48	(0.54)	0.52
Total income (loss) from operations	(0.42)	0.91	0.97	(0.06)	1.00

Less distributions from:
Net investment income	(0.49)	(0.48)	(0.51)	(0.55)	(0.53)
Total distributions	(0.49)	(0.48)	(0.51)	(0.55)	(0.53)

Net asset value, end of year	$11.72	$12.63	$12.20	$11.74	$12.35
Total return[2]	(3.27)%	7.54%	8.35%	(0.58)%	8.49%

Net assets, end of year (millions)	$173	$125	$41	$23	$24

Ratios to average net assets:
Gross expenses	0.65%	0.68%	0.69%	0.69%	0.70%
Net expenses	0.65 [3]	0.65 [3,4]	0.69	0.69	0.70
Net investment income	3.94	3.50	4.03	3.96	3.92

Portfolio turnover rate	95%	75%	114%	95%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class P Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.61	$12.19	$11.73	$12.33	$11.86

Income (loss) from operations:
Net investment income	0.42	0.38	0.43	0.43	0.42
Net realized and unrealized gain (loss)	(0.89)	0.45	0.48	(0.54)	0.52
Total income (loss) from operations	(0.47)	0.83	0.91	(0.11)	0.94

Less distributions from:
Net investment income	(0.43)	(0.41)	(0.45)	(0.49)	(0.47)
Total distributions	(0.43)	(0.41)	(0.45)	(0.49)	(0.47)

Net asset value, end of year	$11.71	$12.61	$12.19	$11.73	$12.33
Total return[2]	(3.74)%	6.91%	7.83%	(0.97)%	8.00%

Net assets, end of year (000s)	$44,232	$55,207	$61,780	$68,413	$82,012

Ratios to average net assets:
Gross expenses	1.11%	1.17%	1.18%	1.17%	1.16%
Net expenses	1.11 [3,4]	1.16 [3,4]	1.18	1.17	1.16
Net investment income	3.46	3.02	3.59	3.49	3.46

Portfolio turnover rate	95%	75%	114%	95%	109%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class P shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Corporate Bond Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

Western Asset Corporate Bond Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

46	Western Asset Corporate Bond Fund 2018 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Health care	—	$50,761,540	$1,593,247	$52,354,787
Other corporate bonds & notes	—	348,016,684	—	348,016,684
U.S. government & agency obligations	—	25,263,614	—	25,263,614
Sovereign bonds	—	20,564,066	—	20,564,066
Municipal bonds	—	4,727,338	—	4,727,338
Collateralized mortgage obligations	—	1,452,128	—	1,452,128
Common stocks	$971,027	—	—	971,027
Senior loans	—	788,000	—	788,000
Preferred stocks:
Financials	254,116	348,769	—	602,885
Convertible bonds & notes	—	411,539	—	411,539
Total long-term investments	1,225,143	452,333,678	1,593,247	455,152,068
Short-term investments†	—	701,970	—	701,970
Total investments	$1,225,143	$453,035,648	$1,593,247	$455,854,038
Other financial instruments:
Futures contracts	$1,005,789	—	—	$1,005,789
Forward foreign currency contracts	—	$218	—	218
Total other financial instruments	$1,005,789	$218	—	$1,006,007
Total	$2,230,932	$453,035,866	$1,593,247	$456,860,045

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,780,362	—	—	$1,780,362
Forward foreign currency contracts	—	$16,684	—	16,684
OTC credit default swaps on corporate issues — buy protection‡	—	2,865	—	2,865
Centrally cleared credit default swaps on credit indices — sell protection	—	37,463	—	37,463
Total	$1,780,362	$57,012	—	$1,837,374

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

Western Asset Corporate Bond Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

48	Western Asset Corporate Bond Fund 2018 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of

Western Asset Corporate Bond Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2018, the total notional value of all credit default swaps to sell protection was $21,120,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

50	Western Asset Corporate Bond Fund 2018 Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

Western Asset Corporate Bond Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

52	Western Asset Corporate Bond Fund 2018 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

Western Asset Corporate Bond Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $19,549. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

As of December 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $30,000, which could be used to reduce the required payment.

54	Western Asset Corporate Bond Fund 2018 Annual Report

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Corporate Bond Fund 2018 Annual Report	55

Notes to financial statements (cont’d)

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings(Loss)	Paid-in Capital
(a)	$(10,290)	$10,290

(a)	Reclassifications are due to a book/tax adjustment from prior year.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class P shares did not exceed 0.95%, 1.70%, 1.40%, 0.65% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $29,369.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if

56	Western Asset Corporate Bond Fund 2018 Annual Report

redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2018, LMIS and its affiliates retained sales charges of $38,927 on sales of the Fund’s Class A Shares. In addition, for the year ended December 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$4,311	$4,644	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$333,037,676	$154,749,690
Sales	296,307,027	149,796,381

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$472,743,923	$1,278,801	$(18,168,686)	$(16,889,885)
Swap contracts	153,024	—	(38,652)	(38,652)
Futures contracts	—	1,005,789	(1,780,362)	(774,573)
Forward foreign currency contracts	—	218	(16,684)	(16,466)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$1,005,789	—	$1,005,789
Forward foreign currency contracts	—	$218	218
Total	$1,005,789	$218	$1,006,007

Western Asset Corporate Bond Fund 2018 Annual Report	57

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$1,780,362	—	—	$1,780,362
OTC swap contracts[3]	—	—	$2,865	2,865
Centrally cleared swap contracts[4]	—	—	37,463	37,463
Forward foreign currency contracts	—	$16,684	—	16,684
Total	$1,780,362	$16,684	$40,328	$1,837,374

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(146,949)	$(146,949)
Written options	—	—	—	45,421	45,421
Futures contracts	$238,837	—	—	—	238,837
Swap contracts	511,438	—	$(19,521)	—	491,917
Forward foreign currency contracts	—	$86,506	—	—	86,506
Total	$750,275	$86,506	$(19,521)	$(101,528)	$715,732

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transaction in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(643,872)	$—	$—	$(643,872)
Swap contracts	54,940	—	$105,280	160,220
Forward foreign currency contracts	—	$(16,330)	—	(16,330)
Total	$(588,932)	$(16,330)	$105,280	$(499,982)

58	Western Asset Corporate Bond Fund 2018 Annual Report

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$18,840
Written options†	5,736
Futures contracts (to buy)	76,072,789
Futures contracts (to sell)	35,206,357
Forward foreign currency contracts (to buy)	1,649,844
Forward foreign currency contracts (to sell)	1,130,616

Average Notional Balance
Interest rate swap contracts†	$4,871,000
Credit default swap contracts (to buy protection)	7,825,904
Credit default swap contracts (to sell protection)	1,851,675

†	At December 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Citibank N.A.	—	$(127)	$(127)	—	$(127)
Goldman Sachs Group Inc.	—	(2,865)	(2,865)	$2,865	—
JPMorgan Chase & Co.	$218	(16,557)	(16,339)	—	(16,339)
Total	$218	$(19,549)	$(19,331)	$2,865	$(16,466)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Corporate Bond Fund 2018 Annual Report	59

Notes to financial statements (cont’d)

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$614,591	†	$455,972
Class C	92,246		8,007
Class C1	57,934	†	11,633
Class I	—		208,798
Class P	244,896	†	38,854
Total	$1,009,667		$723,264

†

Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2018, the service and/or distribution fees reimbursed amounted to $56, $3, and $203 for Class A, Class C1 and Class P shares, respectively.

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$29,163
Class C	—
Class C1	3
Class I	—
Class P	203
Total	$29,369

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$9,232,870	$9,272,449
Class C	285,290	185,500
Class C1	276,071	322,192
Class I	7,002,443	3,396,891
Class P	1,763,083	1,925,041
Total	$18,559,757	$15,102,073

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

60	Western Asset Corporate Bond Fund 2018 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,383,810	$28,820,042	3,710,748	$46,278,863
Shares issued on reinvestment	750,558	9,013,063	724,816	9,045,719
Shares repurchased	(5,039,073)	(60,719,289)	(4,496,563)	(55,972,282)
Net decrease	(1,904,705)	$(22,886,184)	(60,999)	$(647,700)

Class C
Shares sold	181,365	$2,189,809	477,602	$5,977,209
Shares issued on reinvestment	19,194	230,289	8,212	102,689
Shares repurchased	(206,538)	(2,483,195)	(291,878)	(3,623,361)
Net increase (decrease)	(5,979)	$(63,097)	193,936	$2,456,537

Class C1
Shares sold	42,516	$509,588	78,192	$973,498
Shares issued on reinvestment	21,727	259,489	24,456	303,247
Shares repurchased	(230,045)	(2,749,128)	(246,366)	(3,061,281)
Net decrease	(165,802)	$(1,980,051)	(143,718)	$(1,784,536)

Class I
Shares sold	11,596,459	$140,446,275	8,362,801	$103,811,702
Shares issued on reinvestment	452,485	5,415,968	177,289	2,218,123
Shares repurchased	(7,204,244)	(86,266,044)	(2,005,883)	(24,971,597)
Net increase	4,844,700	$59,596,199	6,534,207	$81,058,228

Class P
Shares sold	135,247	$1,612,201	138,896	$1,726,218
Shares issued on reinvestment	144,180	1,730,236	151,475	1,887,796
Shares repurchased	(878,914)	(10,552,717)	(982,691)	(12,206,192)
Net decrease	(599,487)	$(7,210,280)	(692,320)	$(8,592,178)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2018. The following transactions were effected in shares of such companies for the year ended December 31, 2018.

Western Asset Corporate Bond Fund 2018 Annual Report	61

Notes to financial statements (cont’d)

	Affiliate Value at December 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$13,354,910	$171,854,588	171,854,588	$184,507,528	184,507,528	—	$118,838	—	$701,970

9. Restricted securities

The following Fund investment is restricted as to resale, and in the absence of a readily available market value, is valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Face Amount	Acquisition Date	Cost	Value at 12/31/2018	Value Per Unit	Percent of Net Assets
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$1,521,000	06/17	$1,509,695	$1,593,247	$104.75	0.35%

10. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2018, the Fund incurred a commitment fee in the amount of $5,518. The Fund did not utilize the Redemption Facility during the year ended December 31, 2018.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$18,559,757	$15,102,073

62	Western Asset Corporate Bond Fund 2018 Annual Report

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(3,727,640)
Other book/tax temporary differences(a)	(302,264)
Unrealized appreciation (depreciation)(b)	(17,717,610)
Total accumulated earnings (losses) — net	$(21,747,514)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the tax deferral of losses on straddles, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the differences between book and tax amortization of premium on fixed income securities and book/tax basis adjustments on partnership investments.

12. Recent accounting pronouncement

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Corporate Bond Fund 2018 Annual Report	63

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Corporate Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Corporate Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

64	Western Asset Corporate Bond Fund 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Corporate Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory

Western Asset Corporate Bond Fund	65

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

66	Western Asset Corporate Bond Fund

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions~~.~~ In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as BBB-rated corporate debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2018 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the Contractual Management Fee had been reduced as of December 1, 2017. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It

Western Asset Corporate Bond Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of BBB-rated corporate debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses, including the fact that the Contractual Management Fee had been reduced as of December 1, 2017. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2020.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

68	Western Asset Corporate Bond Fund

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset Corporate Bond Fund	69

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

70	Western Asset Corporate Bond Fund

Independent Trustees† cont’d

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Western Asset Corporate Bond Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

72	Western Asset Corporate Bond Fund

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel— U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Corporate Bond Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

74	Western Asset Corporate Bond Fund

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Corporate Bond Fund	75

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date:	Daily
Payable date:	January 2018 - December 2018
Interest from federal obligations	2.15%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

76	Western Asset Corporate Bond Fund

Western Asset

Corporate Bond Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC*

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective April 9, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

FD00317 2/19 SR19-3552

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,040 in December 31, 2017 and $316,910 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,200 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2017 and $12,000 in December 31, 2018

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2019